Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Credit Suisse Securities (USA) LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; UBS Securities LLC
Name of Issuer:	PINNACLE FOODS FINANCE
Title of Security:	PINNACLE FOODS FINANCE 4.875% 01 MAY 2021-16 144A
Date of First Offering:	04/15/13
Dollar Amount Purchased:	107,000
Number of Shares or Par Value of Bonds Purchased:	107,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
 & Smith Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Guggenheim Securities, LLC; J.P. Morgan
 Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Joseph Triartisan Group Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC;
SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC
Name of Issuer:	CCO HLDGS LLC/CAP CORP
Title of Security:	CCO HOLDINGS, LLC 5.75% 15 Jan 2024-18
Date of First Offering:	04/19/13
Dollar Amount Purchased:	356,000
Number of Shares or Par Value of Bonds Purchased:	356,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC
Name of Issuer:	REALOGY GRP / SUN GRP FL
Title of Security:	REALOGY GROUP LLC 3.375% 01 MAY 2016 144A
Date of First Offering:	04/23/13
Dollar Amount Purchased:	535,000
Number of Shares or Par Value of Bonds Purchased:	535,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; BNP Paribas; Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith Inc.; Mitsubishi UFJ Securities (USA),
 Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; SG Americas Securities,
 LLC
Name of Issuer:	AES CORP/VA
Title of Security:	THE AES CORPORATION 4.875% 15 MAY 2023-18
Date of First Offering:	04/25/13
Dollar Amount Purchased:	214,000
Number of Shares or Par Value of Bonds Purchased:	214,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch,
 Pierce, Fenner & Smith Inc.; Scott & Stringfellow, LLC; Wells Fargo Securities, LLC
Name of Issuer:	RENT-A-CENTER INC/TX
Title of Security:	RENT-A-CENTER, INC. 4.75% 01 MAY 2021-16 144A
Date of First Offering:	04/29/13
Dollar Amount Purchased:	89,000
Number of Shares or Par Value of Bonds Purchased:	89,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc; Citigroup Global Markets Inc.; ING Bank N.V.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; UBS Securities Limited
Name of Issuer:	INEOS GROUP HOLDINGS S.
Title of Security:	INEOS GROUP HOLDINGS S. 6.125% 15 AUG 2018-15 144A
Date of First Offering:	05/02/13
Dollar Amount Purchased:	228,000
Number of Shares or Par Value of Bonds Purchased:	228,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banco
 Bradesco S.A.; Banco Do Brasil S.A.; Barclays Capital Inc; BNP Paribas Securities Corp.; Canadian Imperial Bank of Commerce; Commerz Markets LLC; Deutsche Bank Securities Inc.; Lebenthal & Co., LLC; Lloyds TSB Bank PLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital Inc.
Name of Issuer:	GENERAL MOTORS FINL CO
Title of Security:	GENERAL MOTORS FINANCIAL CO 2.75% 15 MAY 2016 144A
Date of First Offering:	05/07/13
Dollar Amount Purchased:	425,000
Number of Shares or Par Value of Bonds Purchased:	425,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banco
Bradesco S.A.; Banco Do Brasil S.A.; Barclays Capital Inc; BNP Paribas ecurities Corp.; Canadian Imperial Bank of Commerce; Commerz Markets LLC; Deutsche Bank Securities Inc.; Lebenthal & Co., LLC; Lloyds TSB Bank PLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital Inc.
Name of Issuer:	GENERAL MOTORS FINL CO
Title of Security:	GENERAL MOTORS FINANCIAL CO 3.25% 15 MAY 2018 144A
Date of First Offering:	05/07/13
Dollar Amount Purchased:	177,000
Number of Shares or Par Value of Bonds Purchased:	177,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banco Do
 Brasil S.A.; Barclays Capital Inc; BNP Paribas Securities Corp.; Bradesco Securities, Inc; Canadian Imperial Bank of Commerce; Deutsche Bank Securities
 Inc.; Lebenthal & Co., LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital (USA) Inc; TD Securities USA LLC
Name of Issuer:	GENERAL MOTORS FINL CO
Title of Security:	GENERAL MOTORS FINANCIAL CO 4.25% 15 MAY 2023 144A
Date of First Offering:	05/07/13
Dollar Amount Purchased:	177,000
Number of Shares or Par Value of Bonds Purchased:	177,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Wells Fargo Securities, LLC
Name of Issuer:	SELECT MEDICAL CORP
Title of Security:	SELECT MEDICAL CORPORAT 6.375% 01 JUN 2021-16 144A
Date of First Offering:	05/13/13
Dollar Amount Purchased:	885,000
Number of Shares or Par Value of Bonds Purchased:	885,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
 & Smith Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC; Lazard Capital Markets LLC; Merrill Lynch, Pierce,
 Fenner & Smith Inc.; RBS Securities Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:	BON-TON DEPT STORES
Title of Security:	THE BON-TON DEPARTMENT STOR 8% 15 JUN 2021-16 144A
Date of First Offering:	05/16/13
Dollar Amount Purchased:	35,000
Number of Shares or Par Value of Bonds Purchased:	35,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
 & Smith Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Fifth
Third Securities, Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Wells Fargo Securities, LLC
Name of Issuer:	SUGAR HSP GMNG PROP/FIN
Title of Security:	SUGARHOUSE HSP GAMING P 6.375% 01 JUN 2021-16 144A
Date of First Offering:	05/16/13
Dollar Amount Purchased:	106,000
Number of Shares or Par Value of Bonds Purchased:	106,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets,
 LLC; UBS Securities LLC
Name of Issuer:	INTL LEASE FINANCE CORP
Title of Security:	INTERNATIONAL LEASE FINANCE CORPOR FRN 15 JUN 2016
Date of First Offering:	05/21/13
Dollar Amount Purchased:	311,000
Number of Shares or Par Value of Bonds Purchased:	311,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	RITE AID CORP
Title of Security:	RITE AID CORPORATION 6.75% 15 JUN 2021-16 144A
Date of First Offering:	06/18/13
Dollar Amount Purchased:	892,000
Number of Shares or Par Value of Bonds Purchased:	892,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on August 15, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
 LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc; BMO Capital Markets Corp.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Nomura Securities International, Inc.; SunTrust
Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	POST HOLDINGS INC
Title of Security:	POST HOLDINGS, INC. 7.375% 15 FEB 2022-17 144A
Date of First Offering:	07/11/13
Dollar Amount Purchased:	1,153,733
Number of Shares or Par Value of Bonds Purchased:	1,091,000
Price Per Unit:	105.75
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Lebenthal & Co., LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Scotia
Capital (USA) Inc; SG Americas Securities, LLC; Siebert, Brandford, Shank & Co, L.L.C.; U.S. Bancorp Investments, Inc.; Williams Capital Group L.P.
Name of Issuer:	ALLY FINANCIAL INC
Title of Security:	ALLY FINANCIAL INC. 3.5% 18 JUL 2016
Date of First Offering:	07/15/13
Dollar Amount Purchased:	429,000
Number of Shares or Par Value of Bonds Purchased:	429,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Wells Fargo Securities, LLC
Name of Issuer:	CHEMTURA CORP
Title of Security:	CHEMTURA CORPORATION 5.75% 15 JUL 2021-16
Date of First Offering:	07/18/13
Dollar Amount Purchased:	188,000
Number of Shares or Par Value of Bonds Purchased:	188,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; RBC
Capital Markets, LLC
Name of Issuer:	BANKRATE INC
Title of Security:	BANKRATE, INC. 6.125% 15 AUG 2018-15 144A
Date of First Offering:	08/02/13
Dollar Amount Purchased:	204,802
Number of Shares or Par Value of Bonds Purchased:	207,000
Price Per Unit:	98.94
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
& Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:	PLAYA RESORTS HOLDINGS
Title of Security:	PLAYA RESORTS HOLDING B.V. 8% 15 AUG 2020-16 144A
Date of First Offering:	08/05/13
Dollar Amount Purchased:	345,000
Number of Shares or Par Value of Bonds Purchased:	345,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit
 Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Scotia Capital Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:	SPRINT CORP
Title of Security:	SPRINT CORPORATION 7.25% 15 SEP 2021 144A
Date of First Offering:	09/04/13
Dollar Amount Purchased:	6,632,000
Number of Shares or Par Value of Bonds Purchased:	6,632,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
 the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup
 Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Scotia Capital Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:	SPRINT CORP
Title of Security:	SPRINT CORPORATION 7.875% 15 SEP 2023 144A
Date of First Offering:	09/04/13
Dollar Amount Purchased:	1,596,000
Number of Shares or Par Value of Bonds Purchased:	1,596,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
 Capital Inc; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:	NXP BV/NXP FUNDING LLC
Title of Security:	NXP B.V. 3.5% 15 SEP 2016 144A
Date of First Offering:	09/10/13
Dollar Amount Purchased:	1,754,000
Number of Shares or Par Value of Bonds Purchased:	1,754,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; HSBC
Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:	ACTIVISION BLIZZARD INC
Title of Security:	ACTIVISION BLIZZARD INC 6.125% 15 SEP 2023-18 144A
Date of First Offering:	09/12/13
Dollar Amount Purchased:	377,000
Number of Shares or Par Value of Bonds Purchased:	377,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; HSBC
Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities
 USA Inc.; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:	ACTIVISION BLIZZARD INC
Title of Security:	ACTIVISION BLIZZARD INC 5.625% 15 SEP 2021-16 144A
Date of First Offering:	09/12/13
Dollar Amount Purchased:	753,000
Number of Shares or Par Value of Bonds Purchased:	753,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.
89
Name of Fund:	Goldman Sachs Credit Strategies Fund
Name of Underwriter or Dealer Purchased From:	Jefferies High Yield Trading,
LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Jefferies LLC
Name of Issuer:	TITAN INTERNATIONAL INC
Title of Security:	TITAN INTERNATIONAL, IN 6.875% 01 OCT 2020-16 144A
Date of First Offering:	09/26/13
Dollar Amount Purchased:	333,000
Number of Shares or Par Value of Bonds Purchased:	333,000
Price Per Unit:	100.00
Resolution Approved:	Resolution expected to be adopted at the Meeting of
the Board of Trustees on December 19, 2013.

	Resolution adopted at the Meeting of the Board of Trustees on August
 15, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended June 30, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.
	Resolution expected to be adopted at the Meeting of the Board of Trustees on December 19, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs
 Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2013 by the Goldman Sachs Trust,
Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.